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                                                                  EXECUTION COPY



                          ELEVENTH AMENDMENT AND WAIVER

                                       TO

                      AMENDED AND RESTATED CREDIT AGREEMENT


     THIS ELEVENTH AMENDMENT AND WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT (the "AGREEMENT") is being executed and delivered as of May 14, 2001, by and among Waterlink, Inc., a Delaware corporation (the "COMPANY"), the "Banks" party to and as defined in the "Credit Agreement" referred to below (the "BANKS") and Bank of America, N.A. in its capacities as "Agent" for the Banks under the Credit Agreement and "Collateral Agent" for the Banks pursuant to the Collateral Documents (the "AGENT"). Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms as set forth in the Credit Agreement referred to and defined below.

                              W I T N E S S E T H:

     WHEREAS, the Company, the Banks and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of June 27, 1997, as amended and restated as of February 11, 2000, as further amended (the "CREDIT AGREEMENT"), pursuant to which the Banks have agreed, subject to the terms and conditions set forth therein, to extend credit to the Company;

     WHEREAS, the Company (i) has failed to make the Scheduled Repayments of principal due and payable with respect to the Term Loans on February 22, 2001 and March 30, 2001 resulting in Events of Default under SECTION 9.01(a) of the Credit Agreement, (ii) has suffered the occurrence of Events of Default under
SECTION 9.01(p) of the Credit Agreement, and (iii) may have violated one or more of the covenants set forth in SECTIONS 8.15, 8.17, 8.18 and 8.19 of the Credit Agreement with respect to periods ending or dates occurring on or before April 30, 2001 (collectively, the "EXISTING DEFAULTS"), and has informed the Agent and the Banks that it will be unable to make the Scheduled Repayments due and payable on June 29, 2001 and unable to comply with certain of its existing financial covenants set forth in the Credit Agreement for certain periods ending after the date hereof; and

     WHEREAS, the Company has requested that the Banks waive the Existing Defaults, amend the remaining Scheduled Repayments and amend the existing financial covenants of the Credit Agreement and, subject to the terms and conditions of this Agreement, the Banks have agreed to such requests.

     NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Company, the Banks and the Agent, such parties hereby agree as follows:

     SECTION 1. AMENDMENT TO CREDIT AGREEMENT. Subject to the satisfaction of each of the conditions set forth in SECTION 3 of this Agreement, the Credit Agreement is hereby

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amended as follows (unless otherwise specified, section, article, exhibit and schedule references refer to sections, articles, exhibits and schedules of the Credit Agreement):

             (a) SECTION 1.01 is amended to add the following provision immediately following the existing proviso set forth in the definition of "APPLICABLE MARGIN" in such section:

     ; PROVIDED, FURTHER, HOWEVER, that (i) effective from and after the Eighth Amendment Effectiveness Date, the Applicable Margin shall be, notwithstanding the Level in effect at any time thereafter, 1.75% with respect to Non-Financial Letters of Credit, 3.50% with respect to Financial Letters of Credit and 0.50% with respect to Commitment Fees and (ii) effective from and after April 30, 2001, the Applicable Margin shall be, notwithstanding the Level in effect at any time thereafter, 3.00% with respect to Base Rate Loans.

             (b) SECTION 1.01 is further amended to delete the date "May 14, 2003" set forth in the definition of "SWING LINE TERMINATION DATE" and to replace such date with the date "October 1, 2001."

             (c) SECTION 1.01 is further amended to delete the definition of "EBITDA" in its entirety and to replace such definition with the following definition:

          "EBITDA" means, for any period of determination for the Company and its Subsidiaries, determined in accordance with GAAP, the sum of, without duplication, (a) Net Income for such period, PLUS (b) all amounts treated as expenses for depreciation and interest and the amortization of intangibles of any kind to the extent included in the determination of such Net Income, PLUS (c) all accrued taxes on or measured by income to the extent included in the determination of such Net Income; PROVIDED, HOWEVER, that Net Income shall be computed for these purposes without giving effect to (i) extraordinary losses or extraordinary gains, (ii) gains or losses with respect to the sale or other disposition of all or substantially all, or any substantial part, of any of the Remaining Business Units, or (iii) bank fees incurred pursuant to or in connection with this Agreement (other than Commitment Fees and fees charged hereunder with respect to Letters of Credit.

             (d) SECTION 1.01 is further amended to add the following definitions to such section in their respective applicable alphabetical locations:

          "COLLATERAL VALUE TO DEBT RATIO" means, as of any date of determination, the ratio of (a) the Company's net accounts receivable, PLUS inventory, PLUS costs in excess of billings, in each case with respect to the Company's Specialty Products and Pure Water business units and determined in accordance with GAAP on a consolidated basis, to (b) the sum of the outstanding principal balance of all Loans, and all L/C Obligations in excess of $465,072.

          "ELEVENTH AMENDMENT" means the Eleventh Amendment and Waiver to this Agreement dated as of May 14, 2001.


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          "ELEVENTH AMENDMENT EFFECTIVENESS DATE" means the date upon which the
     Agent advises the Company that the Eleventh Amendment has become effective.

          "LIQUIDITY DATE" means the date of the occurrence of any of the following: (a) the sale of all or substantially all of any of the Remaining Business Units, whether structured as asset sales, mergers, stock sales or similar transactions, (b) an acceleration of the Loans and L/C Obligations pursuant to the terms of this Agreement and (c) October 1, 2001.

          "REMAINING BUSINESS UNITS" means the Company's Specialty Products, Pure Water and European business units.

          "STRATEGIC MILESTONES" means each of the following, in each case in a manner substantially consistent with general investment banking practices employed with respect to such processes as conducted in the United States:
     (a) the Company's distribution, on or before May 31, 2001, of comprehensive offering memoranda to prospective purchasers or investors providing disclosure necessary for the Company to offer to sell or otherwise dispose of all or substantially all of each of its domestic Remaining Business Units and (b) the Company's setting forth, on or before June 30, 2001, a due date for such prospective purchasers or investors to submit to the Company written expressions of interest in purchasing or otherwise acquiring all or substantially all of one or more of its domestic Remaining Business Units.

             (e) SECTION 2.03(a) is amended to add the following provision to the end of such section:

     As provided in the Eighth Amendment, from and after the Eighth Amendment Effectiveness Date, the Company shall not be permitted to request, and the Banks shall not provide, any Offshore Rate Loans.

             (f) SECTION 2.06(e) is deleted in its entirety and replaced with the following provision:

                 (e) From and after the Eighth Amendment Effectiveness Date, the Company may not elect to have a Loan converted into or continued as an Offshore Rate Loan.

             (g) SECTION 2.09(b) is amended to delete CLAUSE (ii) thereof in its entirety and to replace such clause with the following provision:

         (ii) promptly upon receipt by the Company or any of its Subsidiaries of the Net Proceeds of such Disposition, the Company shall make a payment to the Agent in an amount equal to such Net Proceeds for application to the Loans and L/C Obligations and other obligations of the Company hereunder as follows: FIRST, to prepay the Scheduled Repayments with respect to the Term Loans in the inverse order of their respective maturities, SECOND, to prepay outstanding Swing Loans (without any reduction in the Swing Line Loan Commitment), THIRD, to prepay outstanding Revolving Loans and all unreimbursed drawings under Letters of Credit and L/C Borrowings (and the Revolving


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          Loan Commitments shall be thereupon permanently reduced in an amount equal to such prepayment), and FOURTH, to Cash Collateralize outstanding Letters of Credit (and the Revolving Loan Commitments shall be thereupon permanently reduced in an amount equal to such payment applied to so Cash Collateralize such Letters of Credit, but without any reduction in the L/C Commitment except to the extent the Revolving Loan Commitment would otherwise be reduced to an amount less than the L/C Commitment).

             (h) SECTION 2.09(c) is amended to delete CLAUSE (ii) thereof in its entirety and to replace such clause with the following provision:

          (ii) promptly upon receipt by the Company or its Subsidiary of the Net Issuance Proceeds of such issuance, the Company shall make a payment to the Agent in an amount equal to such Net Issuance Proceeds for application to the Loans and L/C Obligations and other obligations of the Company hereunder in the manner set forth in SECTION 2.09(b)(ii).

             (i) SECTION 2.09(d) is amended to delete CLAUSE (ii) thereof in its entirety and to replace such clause with the following provision:

          (ii) promptly upon receipt by the Company or its Subsidiary of the Net Issuance Proceeds of such issuance, the Company shall make a payment to the Agent in an amount equal to such Net Issuance Proceeds for application to the Loans and L/C Obligations and other obligations of the Company hereunder in the manner set forth in SECTION 2.09(b)(ii).

             (j) SECTION 2.09(e) is deleted in its entirety and replaced with the following provision:

             [intentionally omitted].

             (k) SECTION 2.09(g) is deleted in its entirety and replaced with the following provision:

             [intentionally omitted].

             (l) SECTION 2.10(a)(i) (including the proviso thereof) is deleted in its entirety and replaced with the following provision:

         On each date set forth below, the Company shall be required to repay the principal amount (or such other amount after giving effect to any prepayments permitted or required pursuant to this Agreement) of the Term Loans as is set forth opposite such date (each, a "Scheduled Repayment"):

                                Date                      Amount
                                ----                      ------

                           May 31, 2001                  $50,000
                           June 30, 2001                 $50,000
                           July 31, 2001                 $75,000
                           August 31,2001                $2,000,000
                           Term Maturity Date          15,308,916.30.


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             (m) SECTION 2.11(b) is amended to add the following provision to the end of such section:

          ; PROVIDED, HOWEVER, that, commencing with the Interest Payment Date occurring on May 31, 2001 and with respect to each Interest Payment Date thereafter, the Company shall be obligated to make payments of interest hereunder with respect to each Loan only to the extent interest would have accrued with respect to such Loans if such Loan accrued interest at a per annum rate equal to the Base Rate plus 2.00%, with the remaining interest accruing hereunder with respect to such Loans being due and payable in full on the each Liquidity Date occurring after May 31, 2001 to the extent such remaining interest has accrued and unpaid through each such date.

             (n) SECTION 2.12 is amended to add the following provisions to the end of such section:

                 (d) ELEVENTH AMENDMENT FEE. On the first Liquidity Date following the Eleventh Amendment Effectiveness Date, the Company shall pay to the Agent in cash or other immediately available funds, for distribution to each Bank based on its Pro Rata Share of the Term Loans, an amendment fee in an aggregate amount equal to $213,756.

                 (e) STRATEGIC MILESTONE FEES. In the event that the Company shall fail to timely achieve either of the Strategic Milestones, then for each such failure, the Company shall pay to the Agent in cash or other immediately available funds, for distribution to each Bank based on its Pro Rata Share of the Term Loans, an amendment fee in an aggregate amount equal to $106,878.

             (o) SECTION 7.01(c) is deleted in its entirety and replaced with the following provisions:

                 (c) as soon as available, but no later than 30 days after the end of April, 2001 and each calendar month thereafter, the following reports with respect to such month then ended (in each case in form and scope substantially the same as those similar reports delivered to the Agent prior to the Eleventh Amendment Effectiveness Date):

                    (i) the Company's internally produced interim consolidating and consolidated monthly income statement, balance sheet, and cash flow statement;

                    (ii) the Company's internally produced interim consolidating and consolidated monthly accounts receivable aging spread, accounts payable aging spread, inventory break down, and costs in excess of billings totals;

                    (iii) the Company's internally produced monthly "Quarterly
               Backlog Progression - External Recurring and External Non-Recurring" report; and

                    (iv) the Company's internally produced "Monthly Forecast"
               (in the form of Exhibit B of the monthly financial information package required prior to the Eleventh Amendment Effectiveness
               Date); and


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               (d) as soon as available, but no later than the Thursday
          following the first Business Day of each week, beginning with the week of May 14, 2001, the Company's internally produced "Weekly Management Report" in form and scope substantially the same as those similar reports delivered to the Agent prior to the Eleventh Amendment Effectiveness Date, including, the Company's rolling four week cash forecast, rolling three month cash forecast, backlog comparison to budget, weekly accounts receivable analysis and weekly accounts payable analysis.

             (p) SECTION 7.02(b) is deleted in its entirety and replaced with the following provision:

                 (b) concurrently with the delivery of the financial statements and other information referred to in SECTIONS 7.01(a), (b) and (c), a Compliance Certificate executed by a Responsible Officer.

             (q) SECTION 7.14 is amended to add the following provisions to the end of such section:

                  (c) On or before June 15, 2001, the Company shall have provided to the Agent schedules describing the following information with respect to the Company and its Subsidiaries, accompanied by a certificate by a Responsible Officer as to the accuracy and completeness in all material respects of such schedules as of a date no earlier than the Eleventh Amendment Effectiveness Date (in each case in form and scope acceptable to the Agent in its reasonably discretion):

                    (i) the legal names, forms of legal organization, and
               jurisdictions of organization of each Domestic Subsidiary;

                    (ii) the number of authorized and outstanding units of
               equity interests of each Domestic Subsidiary (including, without limitation, all options, warrants and convertible interests with respect thereto), and the names of each owner of such units and number of units owned by each such owner;

                    (iii) the address of each location of inventory and
               equipment (other than mobile goods) of the Company and each Domestic Subsidiary, on an entity-by-entity basis, including, without limitation, with respect to goods held by consignees, bailees and other third parties, except in each case to the extent that the book value of all inventory and equipment at any single such location is less than $25,000 and the aggregate book value of all inventory and equipment located at all such de minimus locations is less than $250,000;

                    (iv) a description of all mobile goods owned by the Company and each Domestic Subsidiary, on an entity-by-entity basis, together with registration numbers thereof, if any, and identifying the state of each of such registrations, except in each case to the extent that the book value of any such item is less than $25,000 and the aggregate book value of all such de minimus items is less than $250,000;


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                    (v) a description of all United States federally registered
               (and applications therefor) patents, trademarks, service marks and copyrights owned or licensed by the Company and each Domestic Subsidiary, on an entity-by-entity basis, together with registration numbers and dates of such registrations (or applications);

                    (vi) the address of each location of real property owned or leased by the Company and each Domestic Subsidiary, on an entity-by-entity basis (and indicating as to whether each such property is owned in fee simple or leased), together with the names and addresses of each lessor and sublessor with respect to each such leased location and the names and addresses of each mortgagee with respect to each such owned location;

                    (vii) a listing of all deposit accounts and lockboxes owned by the Company and each Domestic Subsidiary, on an entity-by-entity basis, together with a brief description of the type of account or lockbox (e.g. concentration, disbursement or payroll), the name and address of the financial institution at which each such deposit account or lockbox is located or maintained and the account numbers thereof; and

                    (viii) a listing of all promissory notes and other
               instruments evidencing Indebtedness or other obligations owing to the Company and each Domestic Subsidiary, on an entity-by-entity basis, together with a brief description of the instrument, the amount outstanding with respect thereto, the name and address of the payor thereunder, and the basic terms thereof.

               (d) As soon as practicable after its delivery of the schedules described in SECTION 7.14(c) hereof, but in any event within fifteen
          (15) days following the Agent's request therefor following such delivery of schedules, the Company shall execute, deliver and provide, or cause to be executed, delivered and provided, all documents and instruments requested by the Agent, and take such actions or cause such actions to be taken all such actions requested by Agent, in each case pursuant to SECTION 7.14(b) as a consequence of the information set forth in such schedules.

               (e) On or before June 15, 2001, the Company will execute and deliver, and cause to be executed and delivered, in favor of the Agent and the Banks, blocked account and lockbox account agreements, in form and substance acceptable to the Agent, with respect to each depository, collection and concentration account maintained by the Company and each of the Domestic Subsidiaries (other than those determined by the Agent to be immaterial), pursuant to which the Agent would have the right, following the occurrence and during the continuation of any Event of Default, to require that all collections received by the depositories with respect to such accounts shall be maintained in such accounts or transferred (on a daily basis) to the Agent, for application to Loans, L/C Obligations and other obligations of the Company or the Domestic Subsidiaries pursuant to this Agreement or the other Loan Documents, in any such case pursuant to the Agent's exclusive instructions.


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             (r) ARTICLE VII is further amended to add the following new section to the end of such article:

                 7.16. STRATEGIC ALTERNATIVE PROCESS. The Company shall diligently pursue, and take material steps toward achieving, sales or other dispositions of all or substantially all of its Remaining Business Units, including, without limitation, by preparing and distributing offering materials with respect to the sale of each of such Remaining Business Units, facilitating advisors of the Company in making contact with potential purchasers in their due diligence processes with respect thereto, and preparing and negotiating transaction documents with respect thereto. The Company shall provide the Agent with bi-weekly written reports (in form and scope acceptable to the Agent), with the first of such reports due on June 30, 2001, describing the status of its progress in pursuing, and actions it has taken and is planning on taking toward achieving, sales or other dispositions of all or substantially each of its Remaining Business Units.

             (s) SECTIONS 8.15 through 8.19 are each deleted in their entirety and replaced with the following provisions:

               8.15. COLLATERAL VALUE TO DEBT RATIO. The Company shall not permit its Collateral Value to Debt Ratio, as of the last day of any calendar month ending on or after April 30, 2001, to be less than 0.50 to 1.00.

               8.16. MINIMUM THREE-MONTH EBITDA. The Company shall not permit its EBITDA for any three consecutive calendar month period ending as of any of the dates set forth below to be less than the applicable corresponding amount set forth below opposite such dates:

                            Date                          Minimum Amount
                            ----                          --------------

                        April 30, 2001                     $1,501,000

                        May 31, 2001                       $2,070,000

                        June 30, 2001                      $2,319,000

                        July 31, 2001                      $2,348,000

                        August 31, 2001                    $2,324,000

                        September 30, 2001                 $2,474,000;

         PROVIDED, HOWEVER, that, upon the sale or other disposition by the Company of all or substantially all of any of the Remaining Business Units, such minimum amounts shall be adjusted in a manner reasonably determined by the Agent so as to establish a minimum EBITDA amount for subsequent periods which approximates 85% of the Company's projected EBITDA for such period, as projected on the Eleventh Amendment Effectiveness Date, after giving effect to the elimination therefrom of the projected


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          EBITDA of the operations subject to all such dispositions, as projected as of the Eleventh Amendment Effectiveness Date.

             8.17. [intentionally omitted].

             8.18. [intentionally omitted].

             8.19. [intentionally omitted].

             (t) SECTION 9.01 shall be amended to delete SUBSECTION (p) thereof in its entirety and to replace such subsection with the following provision:

                 (p) STRATEGIC MILESTONES. The Company shall have failed to timely achieve either of the Strategic Milestones (as described in CLAUSES (a) or (b) of the definition of "Strategic Milestones" in
          SECTION 1.01 hereof).

             (u) SCHEDULE 2.01 is deleted in its entirety and replaced with the schedule attached hereto as ANNEX 1 to this Agreement.

             (v) EXHIBIT C is deleted in its entirety and replaced with the exhibit attached hereto as ANNEX 2 to this Agreement.

             SECTION 2. WAIVER. Subject to the satisfaction of the conditions set forth in Section 3 of this Agreement, the Banks hereby waive each of the Existing Defaults.

             SECTION 3. EFFECTIVENESS OF THE AMENDMENT AND WAIVER; CONDITIONS PRECEDENT. The provisions of SECTIONS 1 and 2 of this Agreement shall become effective as of the date hereof upon the Agent's receipt of each of the following:

               (a) originally-executed (or facsimiles of originally-executed) counterparts of this Agreement executed and delivered by duly authorized officers of the Company, each Guarantor and each of the Banks; and

               (b) a certificate from a Responsible Officer certifying that, subject solely to the effectiveness of this Agreement, the subordinated notes described in Annex A to the Tenth Amendment have been modified pursuant to that certain modification agreement among the Company and holders of such notes dated as of March 28, 2001 as previously delivered to the Agent.

             SECTION 4. REPRESENTATIONS AND WARRANTIES. The Company and each Guarantor hereby represents and warrants that (a) this Agreement constitutes its legal, valid and binding obligation, enforceable against each such party in accordance with its terms and (b) there is no consent, approval or other requirement known to the Company or such Guarantor which could reasonably be expected to impair or materially delay the Company's or such Guarantor's ability to perform its obligations under this Agreement or the Credit Agreement as proposed to be amended hereby and (c) after giving effect to the provisions of
SECTION 2 hereof, no Default or Event of Default will be continuing.


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             SECTION 5. REAFFIRMATION, RATIFICATION AND ACKNOWLEDGMENT. (a) The
Company and each of the Guarantors hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of the Agent, under each Loan Document to which it is a party, (ii) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents, and (iii) agrees that neither such ratification and reaffirmation, nor the Agent's nor any Banks' solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Company or the Guarantors with respect to any subsequent modifications consent or waiver with respect to the Credit Agreement or other Loan Documents. The Credit Agreement and each other Loan Document is in all respects hereby ratified and confirmed and, except as is expressly set forth in SECTION 2 hereof, neither the execution, delivery nor effectiveness of this Agreement shall operate as a waiver of any Default or Event of Default (whether or not known to the Agent, the Collateral Agent or any Bank) or any right, power or remedy of the Agent, the Collateral Agent or any Bank of any provision contained in the Credit Agreement or any other Loan Document, whether as a result of any Default or Event of Default or otherwise. This Agreement shall constitute a "Loan Document" for purposes of the Credit Agreement.

             (b) The Company and each of the Guarantors hereby acknowledges and confirms that (i) it does not have any grounds, and hereby agrees not to challenge (or to allege or to pursue any matter, cause or claim arising under or with respect to), in any case based upon acts or omissions of the Agent or any of the Banks occurring prior to the date hereof or facts otherwise known to it as of the date hereof, the effectiveness, genuiness, validity, collectibility or enforceability of the Credit Agreement or any of the other Loan Documents, the Obligations, the Liens securing such Obligations, or any of the terms or conditions of any Loan Document (it being understood that such acknowledgement and confirmation does not preclude the Company or the Guarantors from challenging the Agent's or any Bank's interpretation of any term or provision of the Credit Agreement or other Loan Document) and (ii) it does not possess (and hereby forever waives, remises, releases, discharges and holds harmless the Banks, the Agent and their respective affiliates, stockholders, directors, officers, employees, attorneys, agents and representatives and each of their respective heirs, executors, administrators, successors and assigns (collectively, the "INDEMNIFIED PARTIES") from and against, and agrees not to allege or pursue) any action, cause of action, suit, debt, claim, counterclaim, cross-claim, demand, defense, offset, opposition, demand and other right of action whatsoever, whether in law, equity or otherwise (which it, all those claiming by, through or under it, or its successors or assigns, have or may have) against the Indemnified Parties, or any of them, by reason of, any matter, cause or thing whatsoever, with respect to events or omissions occurring or arising on or prior to the date hereof and relating to the Credit Agreement or any of the other Loan Documents (including, without limitation, with respect to the payment, performance, validity or enforceability of the Obligations, the Liens securing the Obligations or any or all of the terms or conditions of any Loan Document) or any transaction relating thereto; PROVIDED, HOWEVER, that neither the Company nor any Guarantor hereby releases or holds harmless any Indemnified Party for actions or omissions by any such Indemnified Party constituting, or losses or expenses directly resulting from, the gross negligence or willful misconduct of such Indemnified Party.


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             SECTION 6. MISCELLANEOUS.

             (a) EXECUTION IN COUNTERPARTS; GOVERNING LAW. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

             (b) SECTION TITLES. The section titles contained in this Agreement are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

             (c) AGENT'S EXPENSE. The Company hereby agrees to promptly reimburse the Agent for all reasonable out-of-pocket expenses, including, without limitation, attorneys' and paralegals fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Agreement or any document, instrument, agreement delivered pursuant to this Agreement.

                                     * * * *


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             IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

WATERLINK, INC.
WATERLINK MANAGEMENT, INC.
WATERLINK SEPARATIONS, INC.
WATERLINK BIOLOGICAL WASTEWATER SYSTEMS, INC.
WATERLINK TECHNOLOGIES, INC.
BARNEBEY & SUTCLIFFE CORPORATION (a/k/a Barnebey Sutcliffe Corporation) C'TREAT OFFSHORE, INC. (f/k/a Chemitreat Services, Inc.)
WATERLINK N.S., INC.




By: /s/
   ------------------------------
Name:
Title:




                                SIGNATURE PAGE TO
                          ELEVENTH AMENDMENT AND WAIVER
                            Dated as of May 14, 2001

                                  BANK OF AMERICA, N.A., as Agent and Collateral Agent


                                  By:  /s/
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  BANK OF AMERICA, N.A., Individually as a Bank and as Issuing Bank


                                  By:  /s/
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  COMERICA BANK


                                  By:  /s/
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  FIFTH THIRD BANK, CENTRAL OHIO


                                  By:  /s/
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  HARRIS TRUST AND SAVINGS BANK


                                  By:  /s/
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------



                                SIGNATURE PAGE TO
                          ELEVENTH AMENDMENT AND WAIVER
                            Dated as of May 14, 2001

                                  PNC BANK, NATIONAL ASSOCIATION


                                  By:  /s/
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  UNION BANK OF CALIFORNIA, N.A.


                                  By:  /s/
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                SIGNATURE PAGE TO
                          ELEVENTH AMENDMENT AND WAIVER
                            Dated as of May 14, 2001

                                                                         ANNEX 1
                                                                         -------

                                   COMMITMENTS

                                    Attached.

                                  SCHEDULE 2.01
                                  -------------

                                   COMMITMENTS
                                   -----------
                               AND PRO RATA SHARES
                               -------------------

                 as of the Eleventh Amendment Effectiveness Date


---------------------------------------------------------------------------------------------------------------------------
                                                                                                  Term Loan Commitment
                                                                                                     and Outstanding
                                                      Revolver Loan                                     Term Loan
                     Bank                              Commitment             Pro Rata Share
---------------------------------------------------------------------------------------------------------------------------
Bank of America, N.A.                                  9,805,928.77            27.27272736%             4,768,340.78
---------------------------------------------------------------------------------------------------------------------------
Comerica Bank                                          4,902,964.35            13.63636361%             2,384,170.41
---------------------------------------------------------------------------------------------------------------------------
Fifth Third Bank, Central Ohio                         4,902,964.35            13.63636361%             2,384,170.41
---------------------------------------------------------------------------------------------------------------------------
Harris Trust And Savings Bank                          4,902,964.35            13.63636361%             2,384,170.41
---------------------------------------------------------------------------------------------------------------------------
PNC Bank, National Association                         4,902,964.35            13.63636361%             2,384,170.41
---------------------------------------------------------------------------------------------------------------------------
Union Bank Of California, N.A.                         6,537,285.83            18.18181819%             3,178,893.88
---------------------------------------------------------------------------------------------------------------------------
                                                      35,955,072.00                 100.00%            17,483,916.30
---------------------------------------------------------------------------------------------------------------------------

                                                                         ANNEX 2
                                                                         -------


                             COMPLIANCE CERTIFICATE

                                    Attached.

                                    EXHIBIT C

                         FORM OF COMPLIANCE CERTIFICATE
                         ------------------------------


Bank of America, N.A., as Agent
for the Banks party to the Credit
Agreement referred to below
231 South LaSalle Street
Chicago, Illinois  60697

At.:

Ladies and Gentlemen:

     This certificate is furnished to you by Waterlink, Inc. (the "COMPANY"), pursuant to Section 7.02(b) of that certain Amended and Restated Credit Agreement, dated as of June 27, 1997 and as amended and restated as of May 19, 1998, among the Company, the financial institutions party thereto (the "BANKS"), and Bank of America National Trust and Savings Association, as agent for such Banks (as the same has been heretofore and may be hereafter further amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), concurrently with the delivery of the financial statements required pursuant to Section 7.01 of the Credit Agreement. Terms not otherwise defined herein are used herein as defined in the Credit Agreement.

     The undersigned, on behalf of the Company, hereby certifies that:

     (A) no Default or Event of Default has occurred and is continuing, except as described in Attachment 1 hereto;

     (B) the financial data and computations set forth in Schedule 1 below, evidencing compliance with the covenants set forth in Sections 8.01(i) and (j), 8.05(d), (f) and (g), 8.15, 8.16 and 8.20 of the Credit Agreement, are true and correct as of _____________, ____(1) (the "COMPUTATION DATE"); and

     (C) if the financial statements of the Company being concurrently delivered were not prepared in accordance with GAAP, Attachment 2 hereto sets forth any derivations required to conform the relevant data in such financial statements to the computations set forth below.



-------------------
(1) The last day of the accounting period for which financial statements are being concurrently delivered.

     The foregoing certifications, together with the computations set forth in
Schedule 1 hereto and the financial statements delivered with this Compliance Certificate in support hereof, are made and delivered as of this _____ day of _________________, ___.


                                       WATERLINK, INC.



                                       By:
                                          ----------------------------------
                                           Name:
                                                ----------------------------
                                           Its:                              (2)
                                                ----------------------------





-------------------
(2) To be executed by a Responsible Officer of the Company.

                                   SCHEDULE 1

                                  COMPUTATIONS


I.   SECTION 8.01 LIENS

A.   CLAUSE (i)



1.   Aggregate amount of obligations permitted to be secured:                      $ 1,000,000


2.   Actual amount of obligations secured as of the date of determination:         $__________


B.   CLAUSE (j)


1.   Aggregate amount of obligations permitted to be secured:                      $ 1,000,000


2.   Actual amount of obligations secured as of the date of determination:         $__________


II.  SECTION 8.05 INDEBTEDNESS

A.   CLAUSE (d)


1.   Aggregate principal amount of Indebtedness permitted:                         $ 2,000,000


2.   Actual amount of Indebtedness as of the date of determination
     (including Indebtedness securing Liens permitted pursuant
              to Section 8.01(i) and (j)):                                         $__________


B.   CLAUSE (f)

1.   Aggregate principal amount of Indebtedness permitted:                         $ 6,500,000

2.   Actual amount of Indebtedness as of the date of determination:                $__________


B.   CLAUSE (g)

1.   Aggregate principal amount of Indebtedness permitted:                         $10,000,000

2.   Actual amount of Indebtedness as of the date of determination:                $__________

III. SECTION 8.15 COLLATERAL VALUE TO DEBT RATIO

1.   Date of Determination: ____________, ____.

2.   Required:                                                                     0.50 to 1.00

3.   Actual:

          (a)  net accounts receivable                  $____________

          (b)  inventory                                $____________

          (c)  costs in excess of billings              $____________

          (d)  sum of (a) through (c)                   $____________

          (e)  outstanding Loans                        $____________

          (f)  L/C Obligations in excess of $465,072    $____________

          (g)  sum of (e) and (f)                       $____________

          (h)  ratio of (d) to (g)                                                 ____ to 1.00.


IV.  SECTION 8.16 MINIMUM THREE-MONTH EBITDA

1.   Three months ending: ____________, ____.

2.   Required:                                                                     $___________

3.   Actual EBITDA for such period:                                                $__________

                                  ATTACHMENT 1
                                  ------------

                DESCRIPTION OF ANY DEFAULTS OR EVENTS OF DEFAULT
                ------------------------------------------------

                                  ATTACHMENT 2
                                  ------------

           DERIVATIONS REQUIRED TO CONFORM RELEVANT DATA IF FINANCIAL
           ----------------------------------------------------------
              STATEMENTS WERE NOT PREPARED IN ACCORDANCE WITH GAAP
              ----------------------------------------------------